UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

NOVASTAR RESOURCES LTD.
(Name of Registrant as Specified in Its Charter)

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NOVASTAR RESOURCES LTD.

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Notice of Special Meeting of Stockholders

_____________________________________________

Notice is hereby given that a special meeting of stockholders of Novastar Resources Ltd., a Nevada corporation, will be held at the offices of Thelen Reid & Priest LLP, located at 701 8th Street NW, Washington, DC 20001 on Friday, September 29, 2006, beginning at 10:00 a.m. EST. The special meeting will be held for the following purposes:

1. To approve the Second Amended and Restated Novastar 2006 Stock Plan (the Plan);

2. To approve an amendment to the articles of incorporation of the Company that 1) changes the name of the Company to “Thorium Power, Ltd.”, 2) increases the number of authorized common shares from 250,000,000 to 500,000,000 (the Amendment) and 3) increases the maximum number of directors that may appointed to the Board of Directors of the Company from five (5) to fifteen (15); and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

August 18, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any postponements or adjournments, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the special meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the special meeting either by executing and returning the enclosed proxy card or by casting your vote in person at the special meeting.

Stockholders unable to attend the special meeting in person are requested to date and sign the enclosed proxy card as promptly as possible. A stamped envelope is enclosed for your convenience. If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

By Order of the Board of Directors,

/s/ Seth Grae

Seth Grae
President and CEO

******************************

Novastar Resources Ltd.

8300 Greensboro Drive
Suite 800
McLean, VA 22102

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PROXY STATEMENT
_____________________________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is being first mailed on or about September 7, 2006, to stockholders of Novastar Resources Ltd. by the board of directors to solicit proxies for use at the special meeting of stockholders to be held at the offices of Thelen Reid & Priest LLP, 701 8th St. NW, Washington, D.C. 20001, on Friday, September 29, 2006, beginning at 10:00 a.m. EST, and any postponements or adjournments to the meeting, for the purposes set forth in the accompanying notice of special meeting.

Proxies for use at the meeting are being solicited by our board of directors and will be solicited chiefly by mail. In addition to the solicitation of proxies by mail, directors, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting proxies, but no additional compensation will be paid to any of these persons for solicitation. The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by the Company. In addition, we will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by these persons.

Only one proxy statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of proxy statements, information statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct Dennis Hays, the Company’s Corporate Secretary, by writing to him at 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102.

Revocability and Voting of Proxy

A form of proxy for use at the special meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies solicited by the board of directors will be voted "FOR" the approval of our Second Amended and Restated 2006 Stock Plan, the approval of the amendment to our articles of incorporation referred to in paragraph 2 of the accompanying notice of special meeting, and such other matters as may duly come before the meeting.

Record Date and Voting Rights

August 18, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, and any postponements or adjournments. As of the record date, there were 155,126,474 shares of our common stock issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

Each share of common stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the stockholders at the special meeting. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of our Second Amended and Restated 2006 Stock Plan and of the amendments to our articles of incorporation referred to in paragraph 2 of the accompanying notice of special meeting.

Under the Nevada General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this proxy statement.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon.

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Company’s common stock by the Company’s officers and directors, individually, and by the Company’s officers and directors as a group as of July 11, 2006.

Name of Stockholder	Number of Shares	Percentage of Class
Seth Grae	6,000,000	5.5%
Thomas Graham, Jr.	190,000	*
Cornelius J. Milmoe	75,000	*
Andrey Mushakov	0
Dennis Hays	0
Larry Goldman	75,000	*
Directors and officers as a group (4 persons)	6,340,000	5.8%

* Less than 1%.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Seth Grae, the Company’s Chief Executive Officer, Paul Carter, the Company’s former Chief Executive Officer, President and Chairman, and Charles H. Merchant, the Company’s Interim Chief Executive Officer, Chief Operating Officer and Secretary, during the Company’s last three completed fiscal years. No executive officer of the Company received total annual salary and bonus in excess of $100,000 during any of the last three completed fiscal years.

SUMMARY COMPENSATION TABLE

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation
		Salary ($)	Bonus ($)	Other Annual Comp- ensation ($) (3)	Awards		Payouts	All Other Compen- sation ($)
					Restricted Stock Awards ($)	Securities Under-lying Options/ SARs (#)	LTIP Payouts ($)

Seth Grae, Chief Executive Officer (1)	2006	38,095	0	0	5,000,000	7,200,000	0	0
	2005	0	0	0	0	0	0	0
	2004	0	0	0	0	0	0	0

Paul Carter, Former Chief Executive Officer, President, and Chairman (2)	2006	0	0	0	0	0	0	0
	2005	0	0	40,000	0	0	0	0
	2004	0	0	0	0	0	0	0

Charles H. Merchant, Interim Chief Executive Officer, Chief Operating Officer and Secretary(3)	2006	0	0	0	85,000	0	0	0
	2005	0	0	0	42,500	0	0	0
	2004	0	0	0	0	0	0	0
_____________________________
(1) Mr. Grae became the Company’s Chief Executive Officer on March 17, 2006.
(2) Mr. Carter served as Novastar’s Chief Executive Officer from 2002 until December 1, 2005.
(3) Mr. Merchant served as Novastar’s interim Chief Executive Officer from December 1, 2005 until March 17, 2006.
(4) The value of perquisites and other personal benefits, securities and property for the named executive officers that do not exceed the lesser of $1,000 or 10% of the total of the annual salary and bonus is not reported herein.

OPTION/SARs GRANTS IN LAST FISCAL YEAR

The following table sets forth the grant of stock options made during the year ended June 30, 2006 to the persons named in the Summary Compensation Table:

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Period	Exercise Price per Share	Expiration Date

Seth Grae	7,200,000	93%	$0.795	February 14, 2016
Paul Carter	0	N/A	N/A	N/A
Charles H. Merchant	0	N/A	N/A	N/A

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth information with respect to unexercised stock options held by the persons named in the Summary Compensation Table at June 30, 2006. No stock options were exercised in the last fiscal year by those persons.

	Number of Unexercised Options at Fiscal Year-End		Value of Unexercised in- the-Money Options at Fiscal Year-End($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Seth Grae	0	7,200,000	0	0

Paul Carter	0	0	0	0

Charles H. Merchant	0	0	0	0

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The following table sets forth information with respect to awards made to persons named in the Summary Compensation Table pursuant to a long-term incentive plan in the fiscal year ended June 30, 2006.

Name	Number of Shares, Units or Other Rights	Performance or Other Period Under Maturation or Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans
			Threshold	Target	Maximum
Seth Grae	0	0	0	0	0
Paul Carter	0	0	0	0	0
Charles H. Merchant	0	0	0	0	0

Compensation of Directors

Novastar does not currently have any independent directors. All of Novastar’s current directors are also officers of Novastar and are compensated for the services that they provide to Novastar in their capacity as officers. The current directors of Novastar do not receive any additional compensation for the services they provide to Novastar as directors. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on Novastar’s board. Novastar intends to compensate independent directors that are elected or appointed to Novastar’s board in the future.

Employment Agreements

On February 14, 2006, Novastar and Seth Grae entered into an employment agreement whereby Mr. Grae became Chief Executive Officer and President of the Company. Pursuant to the employment agreement, Novastar has agreed to pay Mr. Grae an annual salary of $275,000 for performing the duties described in the employment agreement. In addition, Novastar issued to Mr. Grae pursuant to the agreement 5,000,000 shares of restricted stock and granted to Mr. Grae 7,200,000 non-qualified stock options, with a term of ten years at an exercise price of $0.795 per share. The options vest with respect to 6/48 of the total number of shares granted on August 14, 2006 and vest 1/48 on the first day of each month thereafter until all options have vested. The 5,000,000 shares of restricted stock vest immediately on issuance but 2,500,000 may not be directly or indirectly sold, transferred or otherwise disposed of for a period of one year and the remaining 2,500,000 for a period of two years, except for sales, transfers or other dispositions made to family members, for estate planning purposes, or pursuant to a qualified domestic relations order. The shares will also be subject to the provisions of Rule 144 promulgated under the Securities Act. Mr. Grae was named CEO of Novastar on March 17, 2006, though the agreement did not take effect until April 2, 2006, the date that Novastar obtained D&O liability insurance coverage, and the agreement terminates on April 2, 2011 the fifth anniversary of the date of the agreement.

On June 5, 2006, the Company entered into a definitive employment agreement with Cornelius J. Milmoe, the Chief Operating Officer and a Director of the Company. Under the terms of the agreement, the Company agreed to pay Mr. Milmoe an annual salary of $200,000, as consideration for performance of his duties as Chief Operating Officer. Mr. Milmoe was paid an amount equal to a 75% pro rata share of his annual salary, as consideration for services already performed by him on behalf of the Company from April 3, 2006 through May 1, 2006. In addition, the Company has agreed (i) to issue to Mr. Milmoe, 75,000 (37,500 restricted) shares of the common stock the Company and (ii) to grant to Mr. Milmoe an incentive ten-year option for the purchase of 525,000 shares of the common stock the Company, at an exercise price of $0.465 per share. The initial term of the Mr. Milmoe’s employment agreement will be one year and but will automatically be extended for additional one-year periods unless terminated by either party in accordance with its terms and conditions.

Pursuant to a consulting agreement dated June 13, 2006, Larry Goldman became Novastar's Treasurer and Acting Chief Financial Officer. Mr. Goldman owns a total of 75,000 restricted shares of Novastar Common Stock, which were issued upon entry into the consulting agreement with Mr. Goldman. Mr. Goldman receives hourly compensation of $170.00 for services provided to Novastar, subject to a maximum of ten hours per day. The contract includes payment for a minimum of 40 hours per month. The contract can be terminated by Novastar at any time, but Novastar must provide at least 180 days advance written notice. Pursuant to the consulting agreement, Mr. Goldman was granted nonqualified options for the purchase of an additional 350,000 shares of Novastar common stock pursuant to Novastar's 2006 stock plan. Upon consummation of the merger, Mr. Goldman will own a total of 75,000 shares of Novastar common stock and options to purchase a total of 350,000 shares of Novastar common stock.

On July 27, 2006, Ambassador Graham entered into an employment and stock option agreement with Novastar. Under the employment agreement, Ambassador Graham acts as the Chairman and Secretary of Novastar. Pursuant to the employment agreement, Novastar has agreed to pay Ambassador Graham an annual salary of $130,000 for part-time employment of an average of three out of five business days per week or 24 hours of his business time per week. In addition, Novastar granted to Ambassador Graham non-qualified stock options for the purchase of 1,500,000 shares, with a term of ten years at an exercise price of $0.49 per share. The options vest in equal monthly installments over a three year period. Ambassador Graham owns a total of 40,025 shares of Thorium Power common stock and options to purchase 100,000 shares of Thorium Power common stock at an exercise price of $10 per share. Ambassador Graham owns 190,000 shares of Novastar common stock. Upon consummation of the merger, Ambassador Graham will own a total of 1,215,761 shares of Novastar common stock and he will own options to purchase 4,062,800 shares of Novastar common stock.

On July 27, 2006, Mr. Mushakov entered into an employment and stock option agreement with Novastar. Under the employment agreement, Mr. Mushakov was appointed as the Executive Vice President - International Nuclear Operations. Pursuant to the employment agreement, Novastar has agreed to pay Mr. Mushakov an annual salary of $160,000 for performing the duties described in the agreement. In addition, Novastar issued to Mr. Mushakov, pursuant to the agreement, 1,500,000 shares of restricted stock and granted Mr. Mushakov 2,250,000 non-qualified stock options with a term of ten years at an exercise price of $0.49 per share. On July 27, 2006, 234,375 options vested and the remaining 2,015,625 options will vest in equal monthly installments. The 1,500,000 shares of restricted stock vest immediately on issuance, but 750,000 may not be directly or indirectly sold, transferred or otherwise disposed of for a period of one year and the remaining 750,000 for a period of two years, except for sales, transfers or other dispositions made to family members for estate planning purposes or pursuant to a qualified domestic relations order. Mr. Mushakov owns options to purchase a total of 37,500 shares of Thorium Power common stock. Upon consummation of the merger, Mr. Mushakov will own 1,500,000 shares of Novastar common stock and 3,211,050 options to purchase shares of Novastar common stock.

On July 10, 2006, Mr. Hays entered into an employment agreement with Novastar. Under the employment agreement, Mr. Hays was appointed as the Vice President, Director of Government Relations and Corporate Secretary of the Company. Pursuant to the employment agreement, Novastar agreed to pay Mr. Hays an annual salary of $175,000 for performing the duties described in the agreement. Mr. Hays will also be eligible for an annual bonus of up to 50% of his annual salary at the sole discretion of the Board of Directors. In addition, Novastar granted to Mr. Hays pursuant to the agreement 500,000 non-qualified stock options with a term of three years at an exercise price of $0.49 per share. The options will vest in equal monthly installments.

Other than the agreements with Messrs. Grae, Milmoe, Goldman, Graham, Mushakov, and Hays, the Company has not entered into formal employment agreements with any other of its executive officers.

Benefit Plans

On July 17, 2006, Novastar amended and restated its Amended and Restated 2006 Stock Plan. The Plan permits the Board of Directors (or a committee as designated by the Board of Directors), as the administrator of the plan, to grant certain types of incentive stock options and share awards to persons in a business relationship with the Company. The description of the Plan below under the caption “The Second Amended and Restated 2006 Stock Plan,” provides disclosure of all of the material provisions of the Plan.

Other than the Plan, the Company does not have any pension plan, profit sharing plan, or similar plans for the benefit of the Company’s officers, directors or employees. However, the Company may establish such plans in the future.

Proposal No. 1

APPROVAL OF THE
THE SECOND AMENDED AND RESTATED 2006 STOCK PLAN

On July 17, 2006, the board of directors amended and restated the Plan, which was originally adopted on April 25, 2006, subject to the receipt of stockholder approval of the Plan within one year of its adoption. The Following is a summary of all of the material provisions of the Plan. Reference is made to the full text of the Plan, which is attached hereto as Appendix A.

SUMMARY DESCRIPTION OF THE PLAN

Purpose. The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company’s future growth and success. The Plan permits grants of options to purchase shares of common stock and awards of shares of common stock that are restricted (i.e., subject to a vesting).

Administration. The Plan will be administered by the Board of Directors or a committee. The plan is currently being administered by the Company’s Board of Directors. The Board of Directors has the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the Plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Board of Directors will make all other determinations necessary or advisable for the administration of the Plan.

Eligibility. Options and restricted shares may be granted under the Plan to persons who are, at the time of grant, in a business relationship with the Company; provided, that incentive stock options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Internal Revenue Code of 1986, as amended (the Code). The Plan defines business relationship as a relationship in which a person is serving the Company, its parent, if applicable, or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

Shares Available for Awards. Subject to adjustment as described below, (a) no more than an aggregate of 75 million may be issued under incentive stock options during the term of the Plan, (b) no more than 37.5 million shares may be issued in the form of restricted share awards during the term of the Plan, (c) the maximum number of shares with respect to which options may be granted to one person during any fiscal year may not exceed 8 million shares, and (d) the maximum number of restricted shares which may be granted to one person during any fiscal year may not exceed 5 million shares.

The number and kind of shares available under the Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

Vesting and Option Periods. Except as may be provided in an applicable option agreement or restricted stock purchase agreement, no option or restricted stock award made to a reporting person (for purposes of Section 16(b) of the Securities Exchange Act of 1934) under the Plan may be exercisable or may vest until at least six (6) months after the date of grant, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to a participant will expire on such date as is determined by the Board of Directors, but not later than 10 years after the date of grant.

Transferability. The Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant may exercise the option during the participant’s lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

Option Grants. An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five (5) years from the date such option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the Plan or any other plan), such options will be treated as nonqualified stock options.

Full payment in cash or by check to the order of the Company in an amount equal to the exercise price of the options being exercised for shares purchased on the exercise of any option, except as provided below, must be made at the time of such exercise by or (i) by delivery of shares of common stock having a fair market value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) through any cashless exercise feature that may be included in the option agreement covering a particular option grant or (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations or (iii) by any combination of such methods of payment.

Restricted Stock Awards. The Board of Directors may, from time to time in its discretion, award restricted shares to participants having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. At the time an award of restricted shares is made, the Board of Directors is required to establish a period of time applicable to such award which shall not be less than one year nor more than 10 years. Each award of restricted shares may have a different restricted period. In lieu of establishing a restricted period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period with respect to all or any portion of the restricted shares. Such conditions may include, without limitation, the death or disability of the employee to whom restricted shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan of the Company or termination of the employee’s employment other than for cause, or the occurrence of a change in control of the Company. Such conditions may also include performance measures. The Board of Directors may also, in its discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares at any time after the date the award is made.

Holders of restricted shares generally have the rights and privileges of a stockholder as to such restricted shares, including the right to vote such restricted shares, except that the following restrictions apply: (i) with respect to each restricted share, the employee shall not be entitled to delivery of a certificate without a legend until the expiration or termination of the restricted period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such restricted share; (ii) with respect to each restricted share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the restricted period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such restricted share (except, subject to the provisions of the employee’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder); and (iii) all of the restricted shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Company unless the employee has remained a regular full-time employee of the Company or any of its subsidiaries, or a consultant to the Company or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such restricted shares.

Termination of Employment. Generally, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s business relationship) at any time within three (3) months following the termination of the optionee’s business relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee’s death, in no event later than the expiration date of the option. If the termination of the optionee’s employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors has the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.

No incentive stock option may be exercised unless at the time of such exercise the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that: (i) an incentive stock option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan; (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the incentive stock option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

Recapitalizations, Mergers and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment is made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of restricted shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

If the Company is the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price.

If there is a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a Corporate Transaction), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and restricted shares: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the common stock will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the Transaction Price), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of common stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on restricted shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

Termination of or Amendments to the Plan. The authority to grant new options under the Plan will terminate on the earlier of the close of business on February 16, 2016, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation or restricted shares or options granted under the Plan, unless the Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants which accrue prior to such termination. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to incentive stock options, or under Rule 16b-3, the Committee may not effect such modification or amendment without such approval. Amendments to the Plan will not, without the written consent of a participant, adversely affect such participant’s rights under an option previously granted.

Material Federal Income Tax Consequences of Awards under the Plan. The following is a brief discussion of the federal income tax consequences of Awards under the present provisions of the Code (with a limited discussion of Section 409A of the Code based upon the IRS guidance published as of the date of this prospectus). The Company's deductions for compensation paid under the Plan are in all cases subject to the requirement of reasonableness.

The American Jobs Creation Act of 2004 (Act) added Section 409A to the Code, which prescribes strict rules for amounts deferred under “nonqualified deferred compensation plans.” The rules generally apply only to amounts deferred after December 31, 2004, and earnings on those amounts. For purposes of Section 409A of the Code, an amount is considered “deferred” at the time that it was earned and would have been paid but for a deferral election.

Section 409A of the Code rules cover any “nonqualified deferred compensation plan,” which includes any plan, agreement, or arrangement that provides for the deferral of compensation. On January 10, 2005, the Internal Revenue Service (IRS) issued Notice 2005-1, providing preliminary guidance on the impact of Section 409A of the Code on equity compensation plans. On September 29, 2005, the IRS issued subsequent guidance, in the form of proposed regulations (Proposed 409A Regulations), which also addressed how Section 409A of the Code will apply to plans like the Plan and outstanding awards under such plans. The IRS is expected to issue final regulations later in 2006. The following discussion of federal income taxes reflects the initial guidance and the Proposed 409A Regulations, but may need to be changed to reflect the final regulations, when issued. Furthermore, the Plan and certain Awards under the Plan might have to be revised to conform to the requirements of Section 409A of the Code.

Incentive Stock Options. In general, neither the grant nor exercise of an incentive stock option will cause the recognition of ordinary income by the Participant provided the Participant does not dispose of the underlying Shares within two years from the date of the grant of the option or within one year after the exercise of the option. However, the amount by which the fair market value of the Shares at the time of exercise exceeds the exercise price will be treated as an item includable in the tax base upon which "alternative minimum tax" may be imposed. In general, neither the grant nor the exercise of an incentive stock option will produce a tax deduction for the Company.

If the Shares purchased by the Participant pursuant to the exercise of an incentive stock option are disposed of after the expiration of two years from the date of the grant of the option and after one year from the date of exercise, the gain or loss on the sale, based upon the difference between the amount realized and the exercise price, will constitute long-term capital gain or loss. If the Shares purchased by a Participant pursuant to the exercise of an incentive stock option are sold at a gain prior to the expiration of either of such periods, so much of the gain as does not exceed the difference between the exercise price and the lesser of the fair market value of the Shares on the date of exercise or the amount realized on the date of sale will be taxable as ordinary income to the Participant; and a tax deduction will be allowable to the Company in an amount equal to the ordinary income recognized by the Participant.

According to the Proposed 409A Regulations, the grant of an incentive stock option does not constitute a deferral of compensation and is not covered by Section 409A of the Code. Subsequent modifications that would cause the option no longer to qualify as an incentive stock option could, however, result in a deferral of compensation subject to Section 409A of the Code.

Nonqualified Stock Options. The grant of a nonqualified option will not cause the recognition of ordinary income by the Participant or entitle the Company to a deduction for federal income tax purposes because, under existing Treasury Regulations, such an option does not have a "readily ascertainable" fair market value. The exercise of a nonqualified option that is not subject to any restrictions on the Participant's ownership or disposition thereof will cause the recognition of ordinary income in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the Shares purchased by the Participant, and a tax deduction will be available to the Company in an amount equal to the ordinary income recognized by the Participant. If restrictions regarding forfeiture and transferability apply to the Shares upon exercise, the time of recognition of ordinary income and the amount thereof, and the availability of a tax deduction to the Company, generally will be determined when such restrictions cease to apply.

According to the Proposed 409A Regulations, the grant of a nonqualified stock option will constitute a deferral of compensation and will be covered by Section 409A of the Code unless: (i) the option is for stock of the service recipient (which includes a parent or subsidiary related to the service recipient); (ii) the exercise price is not less than the fair market value of the underlying stock on date of grant and the number of Shares subject to the option is fixed on the original date of grant of the option; (iii) the receipt, transfer or exercise of the underlying stock is subject to Section 83 of the Code; and (iv) the option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option under Treasury Regulation § 1.83-7, or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested (as defined in Treasury Regulation § 1.83-3(b)). Even if a nonqualified stock option satisfies these requirements, subsequent modifications could result in a deferral of compensation subject to Section 409A of the Code.

Restricted Stock Awards. In general, if stock is granted to the participant but is subject to a "substantial risk of forfeiture" (e.g., rights to ownership of the stock or units are conditioned upon the future performance of substantial services by the Participant) and is nontransferable, a taxable event occurs when the risk of forfeiture lapses or the stock becomes transferable, whichever first occurs. At that time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant's cost (if any) for the stock, and the same amount is then deductible by the Company. Under certain circumstances, the Participant, by making an election under Section 83(b) of the Code within 30 days after receiving the award, can accelerate federal income tax recognition with respect to stock subject to a substantial risk or forfeiture and transferability restrictions, in which event the ordinary income amount and the Company's deduction will be measured and timed as of the grant date of the stock. Any cash dividends received by the participant with respect to stock prior to the date on which the risk of forfeiture lapses or the stock becomes transferable will be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

According to the Proposed 409A Regulations, restricted stock is not subject to Section 409A of the Code merely because taxation is delayed until the restrictions lapse; however, other features could cause Section 409A of the Code to apply to restricted stock. In addition, Section 409A of the Code would not generally apply to stock units that are paid on vesting or within 2 ½ months of the end of year in which they vested, but would apply to stock units that are paid more than 2 ½ months after the end of year during which they vested.

NEW PLAN BENEFITS

NOVASTAR RESOURCES LTD. 2006 STOCK PLAN

Name and Position	Dollar Value ($)	Number of Shares
Seth Grae CEO and President	3,600,000	7,200,000
Cornelius J. Milmoe Chief Operating Officer	262,500	525,000
Larry Goldman Chief Financial Officer	175,000	350,000
Thomas Graham Jr. Chairman	750,000	1,500,000
Dennis Hays Vice President and Secretary	250,000	500,000
Andrey Mushakov Executive Vice President - International Nuclear Operations	1,125,000	2,250,000
Executive Group	6,162,500	12,325,000
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	3,852,262.50	7,704,525

The Company’s common stock, $0.01 par value per share, is the security underlying the options and restricted share grants that may be made from time to time under the Plan. The Company may issue up to 75,000,000 shares of its common stock, up to 75,000,000 options to acquire its common stock and up to 37,500,000 restricted shares pursuant to awards granted under the Plan. As of July 10, 2006, the closing price of the Company’s common stock as quoted on the Over-the-Counter Bulletin Board was $0.50. The market value of all of the common stock underlying the Plan as of such date was $10,000,000. The Company does not expect to receive any consideration for the grant or extension of options or restricted share awards under the Plan.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and non-broker votes have the same legal effect as a vote cast against this Proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 - APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES FROM 250,000 TO 500,000

The board of directors has approved an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000. The proposed amendment is attached hereto as Appendix B. There were 155,126,474 shares of common stock outstanding as of the Record Date.

On February 21, 2006, the Company reported its entry into an Agreement and Plan of Merger, dated February 14, 2006, with Thorium Power, Inc. (Thorium Power) and TP Acquisition Corp., a subsidiary of the Company (Acquisition Sub), relating to the acquisition by the Company of one hundred percent (100%) of the outstanding capital stock of Thorium Power through a reverse merger of Acquisition Sub with and into Thorium Power. In connection with the Merger, the Company will issue 159,504,127 shares of its common stock, including 23,866,104 shares of common stock which are issuable upon the exercise of options and warrants granted in connection with the Merger. These shares that will be issued in connection with the Merger were offered prior to obtaining the authorization sought in this Proposal No. 2, and, therefore, the issuance of such shares is conditioned upon receiving such authorization.

As a result of the stock issuances associated with the Merger and potential stock issuances under the Second Amended and Restated 2006 Stock Plan, the total number of shares of common stock authorized for issuance by the Company must be increased. At present, other than the foregoing, the Company does not have any plans, proposals or arrangements, written or otherwise, to issue any other shares of its common stock.

This amendment of our articles of incorporation will increase of the number of authorized shares of common stock to 500,000,000 in order to accommodate the total number of shares that the Company could be required to issue and to provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions that may occur in the future. Subsequent to the increase, the Board of Directors could issue stock without the approval of the stockholders.

Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders’ equity per share and may reduce the percentage ownership of common stock by existing stockholders.

It is not the present intention of the board of directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

The increase in our authorized shares of common stock described above is a condition to the closing of the Merger and must be effected prior to the time the Merger becomes effective. If such increase is not authorized, we will not be able to consummate the Merger.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and non-broker votes have the same legal effect as a vote cast against this Proposal. If approved, the amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES FROM 250,000,000 TO 500,000,000 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

Proposal No. 3

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO THORIUM POWER, LTD.

The Board of Directors has approved an amendment to our articles of incorporation changing the Company’s name to “Thorium Power, Ltd.” The name change is intended to more accurately reflect the nature our business after the Merger is completed.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal. If approved, the amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO THORIUM POWER, LTD. TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

Proposal No. 4

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS THAT MAY BE APPOINTED TO THE COMPANY’S BOARD OF DIRECTORS FROM FIVE (5) TO FIFTEEN (15)

The Board of Directors has approved an amendment to our articles of incorporation increasing the maximum number of directors that may be appointed to the Company’s Board of Directors from five (5) to fifteen (15).

We believe that our board of directors should consist of a significant number of directors who are not affiliated with the Company. We also believe that our directors should possess the breadth and depth of experience and skills necessary for proper oversight of our affairs and adequate participation of unaffiliated directors in key committees of the board, particularly those committees the composition of which could in the future be subject to applicable listing requirements or regulations.

The proposed authorization will provide flexibility for the Board of Directors to make future appointments as and when suitable candidates are needed and identified. This will also facilitate our ability to address evolving governance standards and facilitate compliance with any new rules, regulations or standards issued or adopted by the Securities and Exchange Commission or by an applicable securities exchange.

On August 21, 2006, we increased the size of the Board of Directors from three (3) to four (4) members, and appointed Dr. Victor Alessi to fill the vacancy resulting from such increase. We expect to increase the size of the Board of Directors to five (5) members and appoint an additional director to fill the vacancy prior to the next Election of Directors. We expect that our Board of Directors will make a determination that both Dr. Alessi and any person appointed to the Board of Directors prior to the next Election of Directors will be independent directors as defined by the rules promulgated by Nasdaq. Although the company is in discussion with some nominees for this additional board position, the Company has not yet completed its search for this additional director, nor has any person committed to act in such position. Except for the foregoing, the Company does not intend to increase the Board of Directors prior to the next Election of Directors. The Company expects that it will hold an Election of Directors in the first quarter of 2007.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal. If approved, the amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS THAT MAY BE APPOINTED TO THE COMPANY’S BOARD OF DIRECTORS FROM FIVE (5) TO FIFTEEN (15).

OTHER BUSINESS AT THE SPECIAL MEETING

Management is not aware of any others matters to come before the special meeting. However, to the extent that additional matters do come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal for action to be included in the proxy statement for our 2007 special meeting of shareholders must submit the proposal so that it is received by our corporate secretary by May 27, 2007.

MISCELLANEOUS

All stockholder inquiries, including requests for the following: (i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-QSB; (v) Annual Reports on Form 10-KSB; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to Dennis Hays, Corporate Secretary, at 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102.

In addition, the Company’s public reports, including quarterly reports on Form 10-QSB, Annual Reports on Form 10-KSB and proxy statements can be obtained through the Securities and Exchange Commission’s EDGAR Database over the Internet at www.sec.gov.

By Order of the Board of Directors

/s/Seth Grae

Chief Executive Officer and President
August 29, 2006

NOVASTAR RESOURCES LTD.

PROXY CARD

Special Meeting of Shareholders

September 29, 2006

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder(s) of NOVASTAR RESOURCES LTD., a Nevada corporation, hereby acknowledge(s) receipt of the Proxy Statement dated August 29, 2006, and hereby appoint(s) Seth Grae and Thomas Graham, Jr., and each of them acting alone without the other, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at a special meeting of Shareholders of Novastar Resources Ltd., to be held on Friday, September 29, 2006 at 10:00 a.m. EST, at the offices of Thelen Reid & Priest LLP, located at 701 8th Street NW, Washington, DC 20001 and at any postponement or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

(Continued, and to be signed and dated, on the reverse side.)

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NOS. 1 through 4.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING THE PERSON NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

Vote on Proposals

Proposal No. 1 - To approve the Company’s Second Amended and Restated 2006 Stock Plan.

☐ FOR ☐ AGAINST  ☐ ABSTAIN

Proposal No. 2 - To authorize an amendment to the Company's Articles of Incorporation in order to increase the authorized number of shares of common stock from 250,000,000 shares to 500,000,000 shares.

☐ FOR ☐ AGAINST  ☐ ABSTAIN

Proposal No. 3 - To authorize an amendment to the Company's Articles of Incorporation changing the Company’s name to Thorium Power, Ltd.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

Proposal No. 4 - To authorize an amendment to the Company’s Articles of Incorporation increasing the maximum number of directors that may be appointed to the Company’s Board of Directors from five (5) to fifteen (15).

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IMPORTANT:
Please sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:
Signature

Date:
Signature (Joint Owners)

Appendix A

NOVASTAR RESOURCES LTD.

SECOND AMENDED AND RESTATED 2006 STOCK PLAN

1.Purpose.

The purpose of this plan (the “Plan”) is to secure for Novastar Resources Ltd. (the “Corporation”) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation’s future growth and success. The Plan permits grants of options to purchase shares of Common Stock, $0.001 par value per share, of the Corporation (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12 (“Restricted Shares”). Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. Type of Options and Administration.

(a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

(b) Administration. The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Restricted Shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and Restricted Share agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or Restricted Share agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”)), delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated. Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

(c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(d) Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”). It is the Corporation’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation’s compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

(e) Special Provisions Applicable to Options Granted to Covered Employees. In order for the full value of options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such options to be treated as “qualified performance based compensation” as described in Treas. Reg. §1.162-27(e) (or any successor regulation). In such case, options granted to Covered Employees shall be subject to the following additional requirements:

(i) such options and rights shall be granted only by a committee comprised solely of two or more “outside directors”, within the meaning of Treas. Reg. § 1.162.27(e)(3); and

(ii) the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.

(f) Section 409A of the Code. The Board of Directors may only grant those awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code.

3. Eligibility.

(a) General. Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code). A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine. For purposes of the Plan, “Business Relationship” means that a person is serving the Corporation, its parent, if applicable, or any of its subsidiaries, if applicable, in the capacity of an employee, officer, director, advisor or consultant.

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(b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option or Restricted Shares, the timing of the option or Restricted Share grant, the exercise price of the option and the number of Restricted Shares or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more “Non-Employee Directors” having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4. Stock Subject to Plan.

The stock subject to options granted under the Plan or grants of Restricted Shares shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Corporation (“Shares”) which may be issued and sold under the Plan is 75 million Shares. If any Restricted Shares shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased Shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan. Subject to adjustment in accordance with Section 16:

(a) No more than an aggregate of 75 million Shares may be issued under Incentive Stock Options during the term of the Plan;

(b) No more than an aggregate of 37.5 million Shares may be issued in the form of Restricted Shares during the term of the Plan;

(c) The maximum number of Shares with respect to which options may be granted to any one person during any fiscal year of the Corporation may not exceed eight million Shares; and

(d) The maximum number of Restricted Shares which may be granted to any one person during any fiscal year of the Corporation may not exceed five million Shares.

These limits shall be applied and construed consistently with Section 162(m) of the Code.

3

5. Forms of Option and Restricted Share Agreements.

As a condition to the grant of Restricted Shares or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option or Restricted Share agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option or Restricted Share agreements may differ among recipients.

6. Purchase Price.

(a) General. The purchase price per Share deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that the exercise price of an option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of a Share, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of an Incentive Stock Option described in Section 11(b). “Fair Market Value” of a Share as of a specified date for the purposes of the Plan shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse. The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

(b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of Shares having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) through any cashless exercise feature that may be included in the option agreement covering a particular option grant, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment.

7. Option Period.

Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

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8. Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would cause an option that otherwise qualified as an Incentive Stock Option to lose Incentive Stock Option treatment by application of Section 422(d)(1) of the Code and Section 11(c) of the Plan.

9. Nontransferability of Options.

No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.

10. Effect of Termination of Employment or Other Relationship.

Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan and the applicable option agreement, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee’s employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee’s death, in no event later than the expiration date of the Option. If the termination of the optionee’s employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

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11. Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii) the option exercise period shall not exceed five years from the date of grant.

(c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

(d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that, unless otherwise specified in the applicable option agreement:

(i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

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(ii) if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12. Restricted Shares.

(a) Awards. The Board of Directors may from time to time in its discretion award Restricted Shares to persons having a Business Relationship with the Corporation and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

(b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the participant to whom Restricted Shares are awarded, retirement of the participant pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the participant’s employment other than for cause, or the occurrence of a change in control of the Corporation. Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria: earnings per share, market value per share, return on invested capital, return on operating assets and return on equity. The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

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(c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the participant shall be registered in the participant’s name and, at the discretion of the Board of Directors, will be either delivered to the participant with an appropriate legend or held in custody by the Corporation or a bank for the participant’s account. The participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the participant shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the participant’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the participant to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the participant has remained in a Business Relationship with the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the participant. At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

(d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the participant or the participant’s beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

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13. Additional Provisions.

(a) Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option or Restricted Stock agreements covering options or Restricted Stock granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

(b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised if it would not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

14. General Restrictions.

(a) Investment Representations. The Corporation may require any person to whom Restricted Shares or an option is granted, as a condition of receiving such Restricted Shares or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

(b) Compliance with Securities Law. Each option and grant of Restricted Shares shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

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15. Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

(a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b) Reorganization, Merger and Related Transactions. If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

(c) Board Authority to Make Adjustments. Any adjustments made under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

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17. Merger, Consolidation, Asset Sale, Liquidation, Etc.

(a) General. In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a “Corporate Transaction”), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options and Restricted Shares will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the “Transaction Price”), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

(b) Substitute Restricted Shares or Options. The Corporation may grant Restricted Shares or options under the Plan in substitution for Restricted Shares or options held by persons in a Business Relationship with another corporation who enter into a Business Relationship with the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the other corporation. The Corporation may direct that substitute Restricted Shares or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18. No Special Employment Rights.

Nothing contained in the Plan or in any Restricted Share or option agreement shall confer upon any holder of Restricted Shares or optionee any right with respect to the continuation of his or her employment by, or other Business Relationship with, the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or Business Relationship or to increase or decrease the compensation of the optionee.

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19. Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20. Amendment of the Plan.

(a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or the legal requirements relating to the administration of equity compensation plans, if any, under applicable provisions of federal securities laws, applicable state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system or quotation system on which the Common Stock is listed or quoted, and the applicable laws and rules of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares, affect his or her rights under an option or grant of Restricted Shares previously granted to him or her. With the consent of the optionee or holder of Restricted Shares affected, the Board of Directors may amend outstanding option or Restricted Share agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21. Withholding.

(a) The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 21(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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(b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation’s federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

(c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

22. Section 162(m) of the Code. The Board of Directors, in its sole discretion, may require that one or more agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Corporation for all or part of any payment of an award under the Plan, a grantee’s receipt of the portion that would not be deductible by the Corporation shall be deferred to either the earliest date at which the Board reasonably anticipates that the grantee’s remuneration either does not exceed the limit set forth in Section 162(m) of the Code or is not subject to Section 162(m) of Code, or the calendar year in which the grantee separates from service. This Section 22 shall be applied and construed consistently with Section 409A of the Code and the regulations (and guidance) thereunder.

23. Effective Date and Duration of the Plan.

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(a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board’s adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b) Termination. Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan. If the date of termination is determined under (i) above, then Restricted Shares or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares or options.

24. Governing Law.

The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Nevada without regard to the principles of conflicts of laws.

Adopted by the Board of Directors on July 17, 2006.

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Appendix B

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684 5708
Website:  secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important:  Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Novastar Resources Ltd.

2. The articles have been amended as follows:  (provide article numbers, if available):

Article 1 of the Company’s Articles is amended to read: “Thorium Power, Ltd.”

Article 4 of the Company’s Articles is amended to read:

Authorized Capital. The aggregate number of shares that the corporation will have authority to issue is five hundred and fifty million (550,000,000), of which five hundred million (500,000,000) shares will be common stock, with a par value of $0.001 per share, and fifty million (50,000,000) shares will be preferred stock, with a par value of $0.001 per share. This preferred stock may be divided into and issued in series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The board of directors of the corporation is authorized, within any limitations prescribed by law, to fix and determine the designations, qualifications, preferences, limitations and terms of the shares of any series of preferred stock.

Article 6 of the Company’s Articles is amended to read:

Board of Directors. The members of the governing board shall be styled “Directors” and their number shall not be less than one (1) nor more than fifteen (15).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [ ]%

4. Effective date of filing (optional): ____________________________________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ____________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees.  See attached fee schedule.

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